                                                                 EXHIBIT 10.10

                         WARRANT PURCHASE AGREEMENT



          This Warrant Purchase Agreement (the "AGREEMENT") is made and entered into as of December 9, 1993, by and between CaRDiMa, Inc., a Delaware corporation (the "COMPANY"), and Target Therapeutics, Inc., a Delaware corporation (the "PURCHASER").

          The Company desires to sell and the Purchaser desires to purchase a warrant (the "WARRANT") to purchase 76,600 shares of the Company's Series A Preferred Stock (the "WARRANT SHARES") at a purchase price of $1.00 per share substantially in the form attached hereto as Exhibit A on the terms and conditions set forth herein.

          In consideration of the mutual promises contained herein, the parties hereto agree as follows:

          1.   STOCK PURCHASE.
               --------------
               (a) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase a Warrant from the Company and the Company agrees to sell and issue a Warrant to the Purchaser for an aggregate purchase price of $766.00.
               (b) The purchase and sale of the Warrant shall take place at the offices of Venture Law Group, 2800 Sand Hill Road, Menlo Park, California, or at such other time and place as to which the Company and Purchaser shall agree. At the Closing, the Company shall deliver the Warrant to the Purchaser, against payment of the purchase price therefor by either (i) check, (ii) wire transfer, or (iii) cancellation of indebtedness then owing by the Company to Purchaser for services rendered by the Purchaser in arranging debt financing for the Company.

          2.   ACCESS TO INFORMATION.  The Purchaser acknowledges that it has
               ---------------------
had access to all material information concerning the Company that it has requested. The Purchaser also acknowledges that it has had the opportunity to, and has to its satisfaction, questioned the officers of the Company with respect to such Purchaser's investment hereunder, and has required sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Warrant.

          3.   REPRESENTATION OF PURCHASER.  The Purchaser represents that it
               ---------------------------
understands that the Warrant and the Warrant Shares are speculative investments, that it is aware of the Company's business affairs and financial condition, and that it has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Warrant. The Purchaser represents and warrants that it is purchasing the Warrant and any Warrant Shares issued upon exercise thereof for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT"), or applicable state securities laws. The Purchaser further represents that it understands that neither the Warrant nor the Warrant Shares have been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. The Purchaser represents that it understands that the Warrant and any Warrant
Shares issued upon exercise thereof must be held indefinitely unless such securities are subsequently registered under the Securities Act and all applicable state securities laws and regulations or an exemption from such registration or qualification is available, and that the Company is under no obligation to register or qualify such securities except as set forth in the Company's Stockholders' Rights Agreement originally dated May 21, 1993, as amended and restated as of June 30, 1993, among the Company, the Purchaser and certain other holders of the Company's securities, which Agreement shall again be amended and restated pursuant to Section 9 of the Warrant.

          4.   CONDITIONS OF THE COMPANY'S ISSUANCE.  The Company's obligation
               ------------------------------------
to issue the Warrant is subject to the satisfaction of each of the following conditions, or the Company's written waiver thereof:

               (a) Representations and Warranties.  The representations and
                   ------------------------------
warranties of Purchaser contained in Section 2 and 3 shall be true and correct.

               (b) Approvals and Qualifications.  All authorizations,
                   ----------------------------
approvals or permits, if any, of any governmental authority or regulatory body that are required at this time in connection with the lawful issuance and sale of the Warrant pursuant to this Agreement, and the issuance of Shares shall have been duly obtained and be in effect.

          5.   QUALIFICATION OF SECURITIES.  The sale of the securities which
               ---------------------------
are the subject of this Agreement has not been qualified with the Commissioner of Corporations of the State of California and the issuance of such securities or the payment or receipt of any part of the consideration thereof prior to such qualification is unlawful, unless the sale of securities is exempt from the qualification by Section 25100, 25102 or 25105 of the California Corporations Code. The rights of all parties to this Agreement are expressly conditioned upon such qualification being obtained, unless the sale is so exempt.

          6.   LEGENDS.  The Purchaser acknowledges and understands that the
               -------
instruments evidencing the Warrant and any certificates evidencing the Warrant Shares (and Common Stock issuable upon conversion thereof) shall bear the legends as specified in the Warrant in the form attached hereto as Exhibit A (and any other legends required under state or federal securities laws in the opinion of legal counsel for the Company).

          7.   GENERAL PROVISIONS.
               ------------------

               (a) This Agreement represents the entire agreement between the Company and Purchaser regarding the subject matter hereof, supersedes all prior agreements and understanding, and may only be amended in a writing signed by the Company and the Purchaser.

               (b) This Agreement shall bind and benefit the successors, assigns, heirs, executors and administrators of the parties. The rights of the Purchaser under this Agreement may not be assigned without the written consent of the Company.

               (c) This Agreement shall be governed in all respects by the laws of the State of California.

               (d) The Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Warrant Purchase Agreement as of the day and year first set forth above.

CARDIMA, INC.                              TARGET THERAPEUTICS, INC.
a Delaware corporation                     a Delaware corporation


By: /s/ CARDIMA, INC.                      By: /s/ TARGET THERAPEUTICS, INC.
    -----------------------------              -----------------------------

Title:                                     Title:
      ---------------------------                ---------------------------

                                  EXHIBIT A
                                  ---------

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICE.


                   SERIES A PREFERRED STOCK PURCHASE WARRANT


Shares Originally
Issuable Upon Exercise: 2,000,000                      Issued:  December 9, 1993


          THIS CERTIFIES THAT, for value received, Target Therapeutics, Inc., is entitled to subscribe for and purchase up to 76,600 shares (as adjusted pursuant
                                             ------
to provisions hereof, the "SHARES") of the fully paid and nonassessable Series A Preferred Stock of Cardima, Inc., a Delaware corporation (the "COMPANY"), at a price per share of $1.00 (such price and such other price as shall result, from
                   -----
time to time, from adjustments specified herein is herein referred to as the "WARRANT PRICE"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term "PREFERRED STOCK" shall mean the Company's presently authorized Series A Preferred Stock, and any stock into or for which such Series A Preferred Stock may hereafter be converted or exchanged pursuant to the Certificate of Incorporation of the Company as from time to time amended as provided by law and in such Articles, and the term "GRANT DATE" shall mean the date set forth above.

          1.   TERM. Subject to the terms hereof, the purchase right represented
               ----
by this Warrant is exercisable, in whole or in part, at any time and from time to time from and after the Grant Date and prior to the earlier of (a) the date five (5) years after the Grant Date, or (b) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or other transaction as a result of which stockholders of the Company immediately prior to such acquisition possess a minority of the voting power of the acquiring entity immediately following such acquisition (an "Acquisition") to the extent that the acquiring entity in good faith requires, as a condition of the Acquisition, the exercise or termination of this Warrant on or before the closing of such Acquisition, which requirement shall be set forth in writing and delivered to the holder hereof not less than thirty (30) days prior to the closing of such Acquisition.

          2.   METHOD OF EXERCISE; NET ISSUE EXERCISE.
               --------------------------------------
               (a)  Method of Exercise; Payment; Issuance of New Warrant.  The
                    ----------------------------------------------------
purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, accompanied by payment to the Company, by check, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased, or (ii) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-1 duly executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by check or from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased.. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty days of receipt of such notice and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty (30) day period.

               (b)  Net Issue Exercise.
                    ------------------
                    (i) In lieu of exercising this Warrant, holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to Holder a number of shares of the Company's Common Stock computed using the following formula:

                                 X = Y(A - B)
                                     --------
                                         A

Where     X  = The number of shares of Common Stock to be issued to Holder.
          Y  = the number of shares of Common Stock purchasable under this
               Warrant.
          A = the fair market value of one share of the Company's Common Stock. B = Warrant Price (as adjusted to the date of such calculations).

                    (ii) For purposes of this Section, fair market value of the Company's Common Stock shall mean (A) the average of the closing bid and asked prices of the Company's Common Stock quoted in the Over-The-Counter Market Summary, if applicable, or (B) the average closing price quoted on any exchange, including the NASDAQ-National Market System, on which the Common Stock is listed, if applicable, as published in the Western Edition of The Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value, or (C) the price determined by the Company's Board of Directors, acting in good faith upon a review of all relevant factors.

               (c)  Company Option Upon Registered Offering. In the event of the
                    ---------------------------------------
initial registered public offering by the Company of its Common Stock effected pursuant to a Registration Statement on Form S-1 (or its successor) filed under the Securities Act of 1933, the Company will have the option, but not the obligation, to purchase for cash immediately prior to the issuance of such shares in such offering all, but not less than all, of the following: (i) this Warrant for a price per Share equal to the difference between (x) the Net Per Share Price (as defined below) of the stock being issued in such offering and
(y) the Warrant Price, and (ii) all Shares that have been issued pursuant to the exercise of this Warrant for a price per share equal to the Net Per Share Price of the stock being issued in such offering. For the purpose of this Paragraph the term "NET PER SHARE PRICE" shall mean the proceeds to be received by the Company (or selling shareholders, in the event of a secondary offering) for each share in the registered public offering, net of underwriting discounts and commissions.

          3.   STOCK FULLY PAID; RESERVATION OF SHARES.  All Shares that may be
               ---------------------------------------
issued upon the exercise of the rights represented by this Warrant and Common Stock issuable upon conversion of the Common Stock will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. Subject to the terms of Section 9 below and, during the period, within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Preferred Stock (and Common Stock issuable upon conversion thereof) and the Warrant Price to provide for the exercise of the right represented by this Warrant.

          4.   ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES.  The number and
               ------------------------------------------------
kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

               (a) Reclassification or Merger.  In case of any reclassification,
                   --------------------------
change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant (in form and substance satisfactory to the holder of this Warrant) providing that the holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Preferred Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Preferred Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as many be practicable to the adjustments provided for in this Paragraph 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassification, changes, mergers and transfers.

          (b)  Subdivisions or Combination of Shares. If the Company at any time
               -------------------------------------
while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

          (c)  Stock Dividends. If the Company at any time while this Warrant is
               ---------------
outstanding and unexpired shall pay a dividend payable in shares of Common Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) and (b)), then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction
(i) the numerator of which shall be the total number of shares of Preferred Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Preferred Stock outstanding immediately after such dividend or distribution and the number of Shares subject to this Warrant shall be proportionately adjusted.

          (d)  No Impairment.  The Company will not, by amendment of its
               -------------
Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

          (e)  Notices of Record Date. In the event of any taking by the Company
               ----------------------
of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail to the holder of the Warrant, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          5.   NOTICE OF ADJUSTMENTS.  Whenever the Warrant Price shall be
               ---------------------
adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to the registered holder(s) hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price after giving effect to such adjustment.

          6.   FRACTIONAL SHARES.  No fractional shares of Preferred Stock will
               -----------------
be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

          7.   COMPLIANCE WITH SECURITIES ACT; DISPOSITION OF WARRANT OR SHARES
               ----------------------------------------------------------------
               OF COMMON STOCK.
               ---------------

               (a)  Compliance with Securities Act. The holder of this Warrant
                    ------------------------------
and each subsequent holder, by acceptance hereof, agrees that this Warrant, the shares of Preferred Stock to be issued upon exercise hereof and the Common Stock to be issued upon conversion of such Preferred Stock are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any shares of Preferred Stock to be issued upon exercise hereof (or Common Stock issued upon conversion of such Preferred Stock) except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "SECURITIES ACT"). This Warrant and the Preferred Stock issued upon exercise of this Warrant (unless registered under the Securities
Act) shall be stamped or imprinted with a legend in substantially the following form:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMP TION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVER ING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICE.

          THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A VOTING AGREEMENT DATED AS OF MAY 21, 1993. BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING THE INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY.

               (b)  Disposition of Warrant and Shares. With respect to any
                    ---------------------------------
offer, sale or other disposition of this Warrant or any shares of Preferred Stock acquired pursuant to the exercise of this Warrant (or Common Stock issued upon conversion of such Preferred Stock) prior to registration of such shares, the holder hereof and each subsequent holder of the Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect) of this Warrant or such shares of Preferred Stock or Common Stock and indicating whether or not under the Securities Act certificates for this Warrant or such shares of Preferred Stock or Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Each certificate representing this Warrant or the shares of Preferred Stock or Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Securities Act. Nothing herein shall restrict the transfer of this Warrant or any portion hereof by the initial holder hereof to any partnership affiliated with the initial holder, or to any partner of any such partnership provided such transfer may be made in compliance with applicable federal and state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

          8.   RIGHTS AS SHAREHOLDERS; INFORMATION.
               ------------------------------------
               (a)  Shareholder Rights. No holder of the Warrant, as such, shall
                    ------------------
be entitled to vote or receive dividends or be deemed the holder of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise thereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or other wise until this Warrant Shall have been exercised and the Shares purchasable upon the he exercise hereof shall have become deliverable, as provided herein.

               (b)  Financial Statements and Information. If and for so long as
                    ------------------------------------
the holder of this Warrant is not receiving the financial statements described below from the Company pursuant to another contract or agreement between such parties, the Company shall deliver to the registered holder hereof (i) within 120 days after the end of the fiscal year of the Company, a consolidated balance sheet of the Company as of the end of such year and a consolidated statement of income, retained earnings and cash flows for such year, which year-end financial reports shall be in reasonable detail and certified by independent public accountants of nationally recognized standing selected by the Company, and (ii) within 45 days after the end of each fiscal quarter other than the last fiscal quarter, unaudited consolidated statements of income, retained earnings and cash flows for such quarter and a consolidated balance sheet as of the end of such quarter. In addition, the Company shall deliver to the registered holder hereof any other information or data provided to the shareholders of the Company.

          9.   AUTHORIZATION, RESERVATION AND GRANT OF RIGHTS.  The Company
               -----------------------------------------------
hereby covenants and agrees that within sixty (60) days of the Grant Date it will (i) amend its Certificate of Incorporation to increase the authorized number of shares of Preferred Stock and Common Stock necessary to issue the Shares pursuant to the exercise of this Warrant and the issuance of the Common Stock issuable upon conversion of the Shares, (ii) reserve from its authorized and unissued Preferred Stock and Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise of this Warrant and the issuance of Common Stock upon conversion of the Shares, and (iii) further amend and restate the Amended and Restated Registration Rights Agreement attached hereto as Exhibit B (the "RIGHTS AGREEMENT"), to include the holder hereof in registration rights granted therein and provide that at the holder of this Warrant shall be deemed a "Holder" and that the Common Stock of the Company issuable upon conversion of the Shares shall be deemed to be "Registrable Securities", as both terms are defined in the Rights Agreement. Failure to accomplish any or all of the foregoing within the allotted time period shall constitute a breach of the terms of this Warrant and an immediate default under Section 24(k) of the Master Lease Agreement entered into by and between the Company and the original holder of this Warrant of even date herewith (disregarding for purposes of this Section 9 the ten-day cure period set forth in Section 24(k) of such Agreement with respect to other obligations of the Company).

          10.  ADDITIONAL RIGHTS.
               --------------------

               10.1 Secondary Sales. The Company agrees to notify the holder of
                    ---------------
this Warrant if opportunities to make secondary sales of the Company's securities become available. To this end, the Company will promptly provide the holder of this Warrant with notice of any offer to acquire from the Company's security holders more than five percent (5%) of the total voting power of the Company.

               10.2 Mergers.  Unless the Company provides the holder of this
                    -------
Warrant with reasonable advance notice of the terms and conditions of the proposed transaction, the Company will not (i) sell, lease, exchange, convey or otherwise dispose of all of substantially all of its property or business, or
(ii) merge into or consolidate with any other corporation (other than a wholly-owned subsidiary of the Company), or effect any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of.

          11.  REPRESENTATIONS AND WARRANTIES.  This Warrant is issued and
               -------------------------------
delivered on the basis of the following:

               (a) This Warrant has been duly authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms;

               (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

               (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's Certificate of Incorporation, as amended, a true and complete copy of which has been delivered to the original Warrant holder;

               (d) The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved and, when issued in accordance with the terms of the Company's Certificate of Incorporation, as amended, will be validly issued, fully paid and nonassessable; and

               (e) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any federal, state or local government authority or agency or other person.

          12.  MODIFICATION AND WAIVER.  This Warrant and any provision hereof
               -----------------------
may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

          13.  NOTICES.  Any notice, request or other document required or
               -------
permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated on the he signature page of this Warrant.

          14.  BINDING EFFECT ON SUCCESSORS.  This Warrant shall be binding upon
               ----------------------------
any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation, any right to registration of the shares of Registrable Securities) to which the holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

          15.  LOST WARRANTS OR STOCK CERTIFICATES.  The Company covenants to
               -----------------------------------
the holder hereof that upon receipt of evidence reasonable satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

          16.  DESCRIPTIVE HEADINGS.  The descriptive headings of the several
               --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.
          17.  GOVERNING LAW.  This Warrant shall be construed and enforced in
               -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

          IN WITNESS WHEREOF, this Preferred Stock Purchase Warrant is executed effective as of the date first above written.

                                    CARDIMA, INC.


                                    By:  /s/ Gabriel B.Vegh
                                         ------------------

                                    Title:  Chief Operating Officer
                                            -----------------------

                                   EXHIBIT A

                              NOTICE OF EXERCISE

To:     _______________________________

        _______________________________

        _______________________________

        Attn: _________________________

        1. The undersigned hereby elects to purchase __________ shares of ______ Stock of ___________ pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

        2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

          Name:     ________________________________

          Address:  ________________________________

                    ________________________________

                    ________________________________

        3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


                                        _____________________________________
                                                      (Signature)

___________________________
          (Date)

                                  EXHIBIT A-1

                               NOTICE OF EXERCISE

To:       ________________________________________

          ________________________________________

          ________________________________________

          Attn: __________________________________

          1. Contingent upon and effective immediately prior to the closing (the "CLOSING") of the Company's public offering contemplated by the Registration Statement of Form S-_____, filed ________________, _________, the undersigned hereby elects to purchase __________ shares of ____________________ Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant.

          2. Please deliver to the custodian for the selling shareholders a stock certificate representing such __________________ shares.

          3. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $___________________ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.

                                        _______________________________________
                                                       (Signature)

__________________________
          (Date)

                                     -11-